                         NATIONAL LIFE INSURANCE COMPANY
                      NATIONAL VARIABLE ANNUITY ACCOUNT II
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604


                       SENTINEL ADVANTAGE VARIABLE ANNUITY

                   SUPPLEMENT, DATED FEBRUARY 23, 2001, TO THE
            PROSPECTUS DATED MAY 1, 2000, AS AMENDED DECEMBER 1, 2000


This supplement describes certain changes to your variable annuity contract issued by National Life Insurance Company.

The Board of Directors of Market Street Fund, Inc. has approved a plan to reorganize and redomesticate Market Street Fund, Inc. (a Maryland corporation) as a Delaware business trust to be named "Market Street Fund." In connection with that reorganization and redomestication plan, the Market Street Fund's Board of Directors authorized a proxy solicitation to obtain shareholder approval of a number of proposals. Each of these proposals subsequently was approved by Market Street Fund shareholders at a special shareholder meeting held on January 12, 2001. Pursuant to the results of this proxy solicitation, the following changes have been made regarding the Market Street Fund, including the two Portfolios still offered under your contract, the Market Street Managed Portfolio and the Market Street Bond Portfolio, effective January 29, 2001.

CHANGE IN NAME

Market Street Fund, Inc.'s Managed Portfolio has been renamed Market Street Fund's Balanced Portfolio.


CHANGES IN INVESTMENT POLICIES

The investment policies of Market Street Fund's Balanced Portfolio (formerly the Managed Portfolio) have changed. The subadviser now focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income producing securities that appear to have some potential for capital appreciation. Normally, the Balanced Portfolio invests in common stocks and fixed-income securities that include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency or, if not rated, that are determined by the subadviser to be of comparable quality. Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.

The Balanced Portfolio will incur some costs in terms of brokerage commissions necessary to implement the changes in investment policies, to the extent that these changes require the sale of current securities and reinvestment of the proceeds by the Portfolio.


NEW INVESTMENT ADVISORY AGREEMENT WITH MARKET STREET INVESTMENT MANAGEMENT COMPANY AND NEW SUBADVISERS

The investment adviser and subadvisers to Market Street Fund's Balanced Portfolio and Bond Portfolio also have changed. Market Street Investment Management Company ("MSIM") now serves as the investment adviser to both the Balanced and Bond Portfolios. MSIM uses a "specialist" investment subadviser to manage each of the Portfolios. The current subadviser for the Balanced Portfolio is Fred Alger Management Inc., and the current subadviser for the Bond Portfolio is Western Asset Management Company.

CHANGES IN ANNUAL PORTFOLIO OPERATING EXPENSES

The management fees for the Market Street Fund's Balanced Portfolio and Bond Portfolio have changed as a result of the proxy solicitation. In addition, the operating expenses for both Portfolios have changed. Accordingly, the annual portfolio operating expenses for the Market Street Fund's Portfolios (as a percentage of average portfolio assets) for the fiscal year ended December 31, 1999, revised to reflect these new management fees and operating expenses, are as follows:

                                            OTHER
                         MANAGEMENT         ------        ADMINISTRATIVE    TOTAL ANNUAL FUND
      PORTFOLIO             FEES           EXPENSES          EXPENSE       OPERATING EXPENSES
      ---------             -----          --------          -------       ------------------
    Balanced Portfolio      0.55%           0.17%             0.10%               0.82%
    Bond Portfolio          0.40%           0.17%             0.10%               0.67%



CHANGES IN EXAMPLES

Because the management fees and operating expenses for the Market Street Fund Portfolios have changed (as discussed above), the Examples following the fee table in the prospectus have changed as follows:


                          If you surrender your           If you do not surrender         If you annuitize your
                          Contract at the end of          your Contract at the end of     Contract at the end of
                          the applicable time             the applicable time period.     the applicable time
                          period.                                                         period.

Subaccount*              1 Yr.  3 Yrs.  5 Yrs.  10 Yrs.  1 Yr.  3 Yrs.  5 Yrs.  10 Yrs.  1Yr.*   3 Yrs.  5 Yrs.  10 Yrs.
Market Street Balanced    93     120     150     258      23     70      120     258      23      70      120      258
Market Street Bond        91     116     143     243      21     66      113     243      21      66      113      243


                          If you surrender your           If you do not surrender         If you annuitize your
                          Contract at the end of          your Contract at the end of     Contract at the end of
                          the applicable time             the applicable time period.     the applicable time
                          period.                                                         period.


Subaccount*               1 Yr.  3 Yrs.  5 Yrs.  10 Yrs.  1 Yr.  3 Yrs.  5 Yrs.  10 Yrs.  1Yr.*   3 Yrs.   5 Yrs.  10 Yrs.
Market Street Balanced     95     126     160      277     25     76      130     277      25      76       130     277
Market Street Bond         93     122     153      263     23     72      123     263      23      72       123     263

*The Contract may not be annuitized in the first two years from the Date of Issue.

Please retain this supplement with your prospectus for future reference. If you have any questions, please call (800) 537-7003 or your registered representative.


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